\\intranet.barcapint.com\dfs-amer\group\Nyk\area\ibd\Industrial\Companies\Jeld-Wen\2015.07 Project Jamaica Dual Track\2015.10 IPO Execution\Presentation\Roadshow Presentation\Project Falcon_Roadshow Presentation_(1.13.17)_vNear Final_v10pm Q2 2018 Results Presentation | August 7, 2018 1 PRIVILEGED AND CONFIDENTIAL

Disclosures Forward-Looking Statements This presentation contains certain "forward-looking statements" regarding business strategies, market potential, future financial performance, the potential of our categories and brands, the estimated impact of tax reform on our results, litigation outcomes, our outlook for the third quarter and full year 2018, and our expectations, beliefs, plans, objectives, prospects, assumptions, or other future events. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “potential”, “predict”, “seek”, or “should”, or the negative thereof or other variations thereon or comparable terminology. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans, expectations, assumptions, estimates, and projections of our management. Although we believe that these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Our actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including the factors discussed in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q, both filed with the Securities and Exchange Commission. The assumptions underlying the guidance provided for the third quarter and full year 2018 include the achievement of anticipated improvements in end markets, competitive position, and product portfolio; stable macroeconomic factors; continued inflation in materials and freight; no changes in foreign currency exchange and tax rates; favorable interest expense due to the recent debt reduction; successful integration of recent acquisitions; and our future business plans. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect events, new information or circumstances occurring after the date of this release.. Non-GAAP Financial Measures This presentation presents certain “non-GAAP” financial measures. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of non-GAAP financial measures used in this presentation to their nearest comparable GAAP financial measures is included at the end of this presentation. The company provides certain guidance solely on a non-GAAP basis because the company cannot predict certain elements that are included in certain reported GAAP results, including the variables and individual adjustments necessary for a reconciliation to GAAP. While management is not able to specifically quantify the reconciliation items for forward-looking non-GAAP measures without unreasonable effort, the company expects these items to be similar to the types of charges and costs excluded from Adjusted EBITDA in prior periods. Management bases the estimated ranges of non-GAAP measures for future periods on its reasonable estimates of such factors as assumed effective tax rate, assumed interest expense, stock-based compensation expense, litigation expense, and other assumptions about capital requirements for future periods. The variability of these items may have a significant impact on our future GAAP financial results. We use Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, and Adjusted EPS because we believe they assist investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA and Adjusted EBITDA margin are helpful in highlighting trends because they exclude the results of decisions that are outside the control of management, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which we operate, and capital investments. We use Adjusted EBITDA and Adjusted EBITDA margin to measure our financial performance and also to report our results to our board of directors. Further, our executive incentive compensation is based in part on Adjusted EBITDA. In addition, we use Adjusted EBITDA as calculated herein for purposes of calculating compliance with our debt covenants in certain of our debt facilities. Adjusted EBITDA should not be considered as an alternative to net income as a measure of financial performance or to cash flows from operations as a liquidity measure. We define Adjusted EBITDA as net income, eliminating the impact of the following items: loss from discontinued operations, net of tax; gain (loss) on sale of discontinued operations, net of tax; equity (earnings) loss of non-consolidated entities; income tax; depreciation and amortization; interest expense, net; impairment and restructuring charges; gain on sale of property and equipment; share-based compensation expense; non-cash foreign exchange transaction/translation income (loss); other non-cash items; non-recurring, extraordinary items; other items; and costs related to debt restructuring, debt refinancing, and the Onex investment. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net revenues. We present free cash flow because we believe it assists investors and analysts in determining the quality of our earnings. We also use free cash flow to measure our financial performance and to report to our board of directors. In addition, our executive incentive compensation is based in part on free cash flow. We define free cash flow as cash flow from operations less capital expenditures (including purchases of intangible assets). Free cash flow should not be considered as an alternative to cash flows from operations as a liquidity measure. Adjusted net income represents net income adjusted for the after-tax impact of i) non-cash foreign currency (gains) losses, ii) impairment and restructuring charges, iii) one-time non-cash gains, iv) other non- recurring expenses associated with certain matters such as our initial public offering, secondary offering, mergers, and litigation. Adjusted EPS represents net income per diluted share adjusted to exclude the estimated per share impact of the same specifically identified items used to calculate adjusted net income as described above. Where applicable such items are tax-effected at our estimated annual effective tax rate. Other companies may compute these measures differently. No non-GAAP metric should be considered as an alternative to any other measure derived in accordance with GAAP. Due to rounding, numbers presented throughout this document may not sum precisely to the totals provided and percentages may not precisely reflect the absolute figures. 2

Introduction Kirk Hachigian, Chairman Gary Michel, President and CEO 3

Introduction Mixed Financial Results in Q2 2018: . Strong revenue growth . Operating results impacted by inflationary environment and investments in core growth . Delivered low end of Adjusted EBITDA guidance range Q2 Key Developments: Stabilized North America team and filled key open positions Implemented price increases globally to offset inflation in materials and freight Completed CEO search - Gary Michel joined company on June 18, 2018 Executed integration and synergy plans for recent acquisitions Authorized share repurchase plan – returned $47 million in the quarter SUCCESSFUL LEADERSHIP TRANSITION UNDERWAY 4

Gary Michel - Background & Experience . Joined JELD-WEN from Honeywell International, Inc. where he was president and chief executive officer of the ~$10 billion Home and Building Technologies strategic business group . Previously had 32-year successful career with Ingersoll Rand . Demonstrated track record of delivering substantial operational improvements at Ingersoll Rand Ingersoll Rand Business Unit Results • Executed financial and operational turnaround 2011-2017: Residential Solutions • Core growth driven by share gains (heating, ventilation and air conditioning business) • Expanded margins to set industry benchmark • Right-sized cost structure to drive profitability during downturn 2007-2011: Club Car • Invested in new product development • Built growth platform by diversifying portfolio outside of golf • Significant turnaround of business 2004-2007: Construction Technologies • Improved operational performance • Expanded platform through new products and channel development HISTORY OF DELIVERING RESULTS AT LARGE, COMPLEX, GLOBAL ORGANIZATIONS 5

Gary Michel – Initial Observations Assessment From First 45 Days Near-Term Priorities . Excellent portfolio of brands, broad product range . Execute on operational imperatives and unmatched global operating platform - Focus on customer service, delivery, and quality - Fantastic set of assets - Investment in JEM tools to deliver improvements in cost productivity . Existing strategy, operating model, and team are sound - Deploy tools to build a problem solving culture - Must increase intensity of execution . Accelerate path to becoming the lowest-cost producer . Substantial opportunities exist for cost productivity - Permanently take cost out through restructuring and margin improvement and footprint optimization opportunities - Productivity culture and JELD-WEN Excellence - Reduce fixed overhead and discretionary spending Model (JEM) tools are still immature . Long-term financial targets are achievable . Deliver financial commitments for 2018 - Adjusted EBITDA margin target of 15%+ - Regain share in North America . M&A remains top priority for capital deployment - Mitigate inflation and tariffs with disciplined pricing - Supplement M&A with share repurchases - Drive accountability at all levels of organization COMMITTED TO STRATEGY AND LONG-TERM FINANCIAL TARGETS 6

Second Quarter Summary . Q2 net revenues increased 23.6% - Driven by 19% increase from acquisitions and core growth of 3% - Core growth in all three reporting segments - Pricing improved sequentially and year over year . Q2 net income of $35.5 million, a decrease of $11.3 million - Impacted by SG&A and higher tax rate . Q2 adjusted EBITDA of $135.0 million with margins of 11.5%, a (170) bps decline - Margins impacted by core business decline of (120) bps and recent acquisitions . Repurchased 1,643,917 shares of common stock - Total of $47.0 million . Net leverage remains at 3.1x - Elevated due to recent M&A and seasonal working capital usage OPERATING LEVERAGE OFFSET BY INFLATION AND INVESTMENTS IN GROWTH 7

Financial Review 8

Q2 and YTD 2018 Financial Summary USD in millions (except for per share items) Q2 YTD 2018 YoY Change 2018 YoY Change Net Revenues $1,172.5 23.6% $2,118.7 17.9% Gross Margin $248.8 7.6% $454.7 10.1% Gross Margin Percent 21.2% (320 bps) 21.5% (150 bps) Net Income $35.5 (24.2%) $75.8 42.3% EPS – Diluted $0.33 (23.2%) $0.70 52.2% Adjusted EPS – Diluted $0.45 (11.8%) $0.75 10.3% Adjusted EBITDA $135.0 7.7% $222.8 8.0% Adjusted EBITDA Margin 11.5% (170 bps) 10.5% (100 bps) MARGINS UNFAVORABLY IMPACTED BY CORE AND ACQUISITIONS 9

Q2 and YTD 2018 Net Revenues Walk Q2 2018 JELD-WEN North America Europe Australasia Pricing 2% 2% 2% 1% Volume/Mix 1% 1% - 2% Core Growth 3% 3% 2% 3% Acquisitions 19% 19% 15% 27% FX 2% - 6% 1% Total 23.6% 22.0% 23.1% 30.7% YTD 2018 Pricing 1% 2% 2% 1% Volume/Mix - (1%) - 3% Core Growth 1% 1% 2% 4% Acquisitions 13% 12% 10% 20% FX 3% - 12% 2% Total 17.9% 13.1% 23.8% 26.0% CORE GROWTH WITH FAVORABLE PRICING IN ALL THREE SEGMENTS 10

North America Segment Performance USD in millions Q2 - Total Q2 – Core Only(1) 2018 YoY Change YoY Change Net Revenues $673.2 22.0% 3% Adjusted EBITDA $79.6 (0.2%) (10%) Adjusted EBITDA Margin 11.8% (270 bps) (180 bps) YTD - Total YTD – Core Only(1) 2018 YoY Change YoY Change Net Revenues $1,171.2 13.1% 1% Adjusted EBITDA $126.7 (2.6%) (10%) Adjusted EBITDA Margin 10.8% (180 bps) (130 bps) MIXED 1H 2018 RESULTS; EXPECT CORE MARGIN IMPROVEMENT IN 2H 2018 (1) Excludes impact of FX and acquisitions completed in the last 12 months. 11

Europe Segment Performance USD in millions Q2 - Total Q2 – Core Only(1) 2018 YoY Change YoY Change Net Revenues $318.7 23.1% 2% Adjusted EBITDA $37.9 2.3% (10%) Adjusted EBITDA Margin 11.9% (240 bps) (160 bps) YTD - Total YTD – Core Only(1) 2018 YoY Change YoY Change Net Revenues $620.4 23.8% 2% Adjusted EBITDA $71.7 11.6% 0% Adjusted EBITDA Margin 11.6% (120 bps) (20 bps) MIXED 1H 2018 RESULTS; EXPECT CORE MARGIN IMPROVEMENT IN 2H 2018 (1) Excludes impact of FX and acquisitions completed in the last 12 months. 12

Australasia Segment Performance USD in millions Q2 - Total Q2 – Core Only(1) 2018 YoY Change YoY Change Net Revenues $180.6 30.7% 3% Adjusted EBITDA $24.2 39.6% 15% Adjusted EBITDA Margin 13.4% 90 bps 140 bps YTD - Total YTD – Core Only(1) 2018 YoY Change YoY Change Net Revenues $327.1 26.0% 4% Adjusted EBITDA $40.9 33.9% 12% Adjusted EBITDA Margin 12.5% 70 bps 100 bps STRONG GROWTH AND MARGIN PERFORMANCE IN SOFT MARKET (1) Excludes impact of FX and acquisitions completed in the last 12 months. 13

Balance Sheet and Cash Flow USD in millions Balance Sheet and Liquidity June 30, 2018 December 31, 2017 Total Debt $1,542.1 $1,273.7 Cash $137.6 $220.2 Total Net Debt $1,404.5 $1,053.5 Net Debt / Adjusted EBITDA 3.1x 2.4x Liquidity (1) $330.4 $512.2 Cash Flow Q2 YTD 2018 Q2 YTD 2017 Cash Flow From Operations ($8.3) $66.4 Capital Expenditures (2) ($57.0) ($19.8) Free Cash Flow ($65.3) $46.6 (1) Liquidity includes cash and availability from undrawn revolving credit facilities. (2) Includes purchases of property, equipment, and intangible assets. LEVERAGE SLIGHTLY HIGHER FROM RECENT M&A & SEASONAL WORKING CAPITAL 14

2018 Outlook 15

2018 Outlook USD in millions Q3 2018 Outlook 2017 Q3 Actual 2018 Q3 Outlook Adjusted EBITDA $128.2 $143 to $153 Full Year 2018 Outlook 2018 FY Previous Outlook (1) 2018 FY Updated Outlook (2) Net Revenue Growth 17.0% to 19.0% 16.0% to 18.0% Adjusted EBITDA $505 to $535 $500 to $520 Capital Expenditures $100 to $120 $100 to $120 Full Year 2018 Outlook Assumptions at Midpoint of Range Revenue Growth Assumption Adj. EBITDA Margin Change v. PY Previous Updated Previous Updated Core 3% 3% 80 bps 70 bps Acquisitions 13% 13% (60 bps) (60 bps) FX 2% 1% (10 bps) (10 bps) Total 2018 Outlook (at midpoint) 18% 17% 10 bps 0 bps FY CORE MARGINS IMPROVE ~70 BPS; FCF GREATER THAN ADJ. NET INCOME (1) Based on FX rates as of May 2018. 16 (2) Based on current FX rates.

Summary . Successful leadership transition underway; no change to strategy or long-term targets . Continue to improve customer service, delivery, and quality . Focus on cost out: productivity, overhead reduction, footprint optimization . Offset inflation and tariffs with disciplined pricing . Successful integration of recent acquisitions PORTFOLIO, STRATEGY, AND OPERATING MODEL IN PLACE…FOCUS ON EXECUTION 17

Appendix 18

Non-GAAP Reconciliation Adjusted EBITDA (USD in millions) Three Months Ended Six Months Ended June 30, July 1, June 30, July 1, 2018 2017 2018 2017 Net income $ 35.5 $ 46.8 $ 75.7 $ 53.2 Equity earnings of non-consolidated entities — (1.1) (0.7) (1.6) Income tax expense 23.2 17.7 19.2 20.0 Depreciation and amortization 30.6 26.0 59.0 53.1 Interest expense, net(1) 17.8 17.5 33.5 44.4 Impairment and restructuring charges 2.5 0.6 5.5 1.8 Gain on previously held shares of an equity investment — — (20.8) — Loss (gain) on sale of property and equipment 0.1 — — (0.1) Stock-based compensation expense 6.3 5.3 8.2 10.8 Non-cash foreign exchange transaction/translation (income) loss (5.8) 2.8 (1.9) 7.1 Other non-cash items (2) 12.2 — 12.2 — Other items(3) 12.5 9.8 32.8 17.3 Costs relating to debt restructuring and refinancing 0.1 — 0.1 0.3 Adjusted EBITDA(4) $ 135.0 $ 125.3 $ 222.8 $ 206.3 1. For the six months ended July 1, 2017, interest expense includes the write-off of $6.1 of original issue discount and deferred financing fees related to the repayment of debt. 2. Other non-cash items include charges of $12.2 for inventory valuation adjustments related to the ABS acquisition inventory fair valuation in the three and six months ended June 30, 2018. 3. Other items not core to business activity include: (i) in the three months ended June 30, 2018, (1) $10.7 in legal costs, and (2) $1.6 in acquisition costs; (ii) in the three months ended July 1, 2017, (1) $7.8 in legal costs, (2) $1.0 in secondary offering costs, and (3) $0.7 in legal entity consolidation costs; (iii) in the six months ended June 30, 2018 (1) $24.3 in legal costs, (2) $4.2 in acquisition costs, and (3) $2.4 in costs related to the exit of the former CEO ; and (iv) in the six months ended July 1, 2017 (1) $15.8 in legal costs, (2) $1.0 in secondary offering costs, (3) $0.8 in legal entity consolidation costs, (4) $0.6 in facility shut down costs, (5) $0.3 in IPO costs, partially offset by (6) $(2.2) gain on settlement of contract escrow. 4. Adjusted EBITDA is a financial measure that is not calculated in accordance with GAAP. For a discussion of our presentation of Adjusted EBITDA, see above under the heading “Non- GAAP Financial Information”. 19

Non-GAAP Reconciliation Adjusted EPS & Free Cash Flow (USD in millions) Three Months Ended Six Months Ended (amounts in millions, except share and per share June 30, July 1, June 30, July 1, data) 2018 2017 2018 2017 Net income attributable to common shareholders $ 35.5 $ 46.8 $ 75.8 $ 42.7 Legal and professional fees 7.1 6.2 16.1 10.5 Non-cash foreign exchange (3.9) 1.9 (1.3) 5.0 transactions/translation (income) loss NOTE: Where applicable, adjustments to net Impairment and restructuring charges 1.7 0.4 3.6 1.2 income and net income per share are tax- Write-off of OID and debt issuance costs — — — 4.3 effected at 33.64% and for the three and six Gain on previously held shares of an equity — — (13.8) — months ended June 30, 2018 and 29.76% for investment the three and six months July 1, 2017. Inventory valuation adjustments related to 8.1 — 8.1 — acquisitions Deferred tax liability write-off associated with — — (7.1) — equity investment Adjusted net income $ 48.5 $ 55.3 $ 81.5 $ 63.7 Diluted net income per share $ 0.33 $ 0.43 $ 0.70 $ 0.46 Legal and professional fees 0.07 0.06 0.15 0.11 Non-cash foreign exchange (0.04) 0.02 (0.01) 0.05 transactions/translation (income) loss Impairment and restructuring charges 0.02 — 0.03 0.01 Write-off of OID and debt issuance costs — — — 0.05 Gain on previously held shares of an equity — — (0.13) — investment Inventory valuation adjustments related to 0.07 — 0.07 — acquisitions Deferred tax liability write-off associated with — — (0.06) — equity investment Adjusted net income per share $ 0.45 $ 0.51 $ 0.75 $ 0.68 Diluted shares used in adjusted EPS calculation represent the fully dilutive 107,653,009 109,086,129 108,264,549 93,733,650 shares Six Months Ended June 30, July 1, 2018 2017 Net cash (used in) provided by operating activities $ (8.3) $ 66.4 Less capital expenditures 57.0 19.8 Free cash flow $ (65.3) $ 46.6 20